UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

In response to feedback from the Italian government in connection with its “Golden Power” review of Nuburu, Inc.’s proposed acquisition (directly or indirectly through TCEI S.a.r.l. ("TCEI”)) of a controlling interest in Tekne S.p.A., an Italian company (“Tekne”), on August 27, 2025, Nuburu, Inc. (the “Company”) executed a binding commitment letter (the “Letter”) with shareholders of Tekne, pursuant to which the Company modified the terms of its previously announced phased acquisition of a 70% interest in Tekne. Through a newly formed subsidiary, Nuburu Defense, LLC, the Company is expected to acquire (directly or indirectly through TCEI) (i) a 3% equity interest in Tekne in September 2025 (the “First Stage”), and (ii) the remaining 67% interest in Tekne by the end of 2025 (the “Second Stage”). Based on a third-party valuation, the Letter also establishes an enterprise value of Tekne at $60 million, with the 70% interest to be acquired by the Company derivatively valued at approximately $42 million. Pursuant to the Letter and subject to requirements imposed by the Italian government, Tekne is granting the Company a one-year (a) period of exclusivity and (b) option right to complete the Second Stage.

To address matters raised in the Golden Power review, the Company has agreed to assist with financing up to EUR 40 million for Tekne’s working capital needs over the next 12 months. The Company plans to provide such support through (i) a EUR 10.5 million cash financing (“Capital Support”), the first tranche of which would be provided in September 2025, and (ii) a EUR 30 million inventory monetization program. Capital Support provided to Tekne is expected to be converted to equity ownership of Tekne, once the investment is approved by the Italian government. In the event that the transaction is not approved, Tekne will be obligated to repay all Capital Support provided by the Company.

The Letter contemplates utilizing the Supply@ME ("SYME") platform to facilitate the EUR 30 million inventory monetization. As previously disclosed, the Company’s Executive Chairman is the founder and current Chief Executive Officer of SYME, and as a result, any transactions with SYME will be negotiated and approved by the independent board members.

The Company and Tekne have also agreed to form a U.S.-based joint venture (“Tekne US JV”), which will be owned 80% by the Company and 20% by Tekne. Tekne has agreed to license certain intellectual property rights to Tekne US JV, subject to requirements imposed by the Italian government. Tekne US JV is expected to develop new products in the defense sector for the Americas market, manufacture and sell existing products in the Americas, and manage direct sales to non-Italian Tekne clients. It is expected that the Tekne US JV will allow the parties to fulfill open orders and backlog, generating revenue of up to approximately $7.5 million while the Golden Power review is being completed. The formation of Tekne US JV would eliminate the need to continue the Joint Pursuit Agreement, which was entered into by the Company and Tekne on March 31, 2025 to allow both parties to jointly develop and market certain defense-related vehicles and services in advance of the closing of the Company’s interest in Tekne.

Performance under the Letter is subject to the negotiation and execution of definitive agreements and regulatory approvals. It is anticipated that the definitive agreements will have standard representations, warranties, covenants, closing conditions, and termination rights. Completion of the Second Stage, the capital for which is expected to involve the issuance of greater than 19.99% of the Company’s outstanding stock, is anticipated to require approval of the Company’s stockholders.

Important Information and Where to Find It

This Current Report relates to a proposed transaction and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, the Company intends to file relevant materials with the SEC, including a proxy statement. The proxy statement will be sent to all stockholders. Before making any voting or investment decision, stockholders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Stockholders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov or by directing a request to the Company.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers, information regarding their interests in the transaction and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but are not limited to: (1) the ability to meet security exchange listing standards; (2) the impact of the loss of the Company’s patent portfolio through foreclosure; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	September 2, 2025	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman